UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2025

WRAP TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	000-55838	98-0551945
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Tempe 1817 W 4th Street, Arizona 85281
(Address of principal executive offices)

(800) 583-2652
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WRAP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2025, the board of directors of Wrap Technologies, Inc. (the “Company”) appointed Jared Novick, who serves as the Company’s Chief Operating Officer, to the position of President and Chief Operating Officer, effective immediately. For the information required by Items 401(b), (d), and (e) of Regulation S‑K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), see the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on November 12, 2024, the relevant portions of which are incorporated herein by reference.

Mr. Novick will not be provided any additional compensation for his service as President and Chief Operating Officer. The terms of Mr. Novick’s existing Employment Agreement, dated as of December 26, 2023 (the “Employment Agreement”), have not changed in connection with Mr. Novick’s appointment as President and Chief Operating Officer of the Company. For more information about the Employment Agreement, see the Company’s Current Report on Form 8‑K filed on December 29, 2023, the relevant portions of which are incorporated herein by reference.

There is no arrangement or understanding between Mr. Novick and any other person pursuant to which he was appointed as President and Chief Operating Officer. There are no family relationships between Mr. Novick and any of the Company’s directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer of the Company. There are no transactions between Mr. Novick and the Company that would be required to be reported under Item 404(a) of Regulation S-K of the Exchange Act, except as reported below.

On February 24, 2025, Continuum Ventures, LLC (“Continuum”), an entity affiliated with Mr. Novick, entered into that certain securities purchase agreement, by and among the Company and the purchasers signatory thereto, pursuant to which, Continuum purchased from the Company in a private placement 275,000 shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”) and accompanying warrants to purchase 275,000 shares of Common Stock, with an exercise price of $1.80 per share, at a purchase price per share of Common Stock and accompanying warrant equal to $1.80, for an aggregate purchase price of $495,000.

Item 8.01	Other Events.

On March 12, 2025, the Company issued a press release announcing the appointment of Mr. Novick to his new position. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 12, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRAP TECHNOLOGIES, INC.

Date: March 14, 2025	By:	/s/ Scot Cohen
Scot Cohen
Chief Executive Officer